WATAIRE INTERNATIONAL, INC.



FORM 8-K
(Current report filing)


Filed  06/17/09 for the Period Ending 06/12/09





     Address		Suite 300, Warner Center
			21550 Oxnard Street
			Woodland Hills, CA 91367
     Telephone		877-602-8985
     CIK		0001127007
     Symbol		WTAR
     SIC Code		5400 - Retail-Food Stores
     Industry		Conglomerates
     Sector		Conglomerates
     Fiscal Year	03/31


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): June 17, 2009

WATAIRE INTERNATIONAL, INC.
  (Exact name of registrant as specified in its charter)

 Washington
  (State or other jurisdiction of incorporation or organization)

 91-2060082
  (I.R.S. Employer Identification No.)

 000-49955
  (Commission file number)

 3rd Floor, 21900 Burbank Blvd, Woodland Hills, California 91367
  (Address of principal executive office)

 877-602-8985
  (Issuer's telephone number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions:

  (   )  Written communications pursuant to Rule 425 under the Securities Act
          (17CRF 230.425)
  (   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CRF 240.14a-12)
  (   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CRF 240.14d-2(b))
  (   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CRF 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective as of June 12, 2009, Mr. Richard Jordan resigned as Director, Chief Financial Officer and Treasurer of the Company. The Board of Directors appointed Mr. Thomas M. Braid as Director, Chief Financial Officer and Treasurer of the Company on June 12, 2009.

Thomas Braid, 47 had over 30 years of experience in the newspaper industry. He is a widely respected and multi-award winning photojournalist, photo department manager, college instructor, workshop leader and community volunteer. In October of 2002, Thomas was awarded the Queen's Golden Jubilee Medal by the Governor General of Canada and the Canadian Government. In 2007, Thomas was awarded the Edmonton Sun's highest award by being honored with the Douglas Creighton Award.